SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                        Comtech Telecommunications Corp.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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|_|  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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

                                     COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                                                        November 3, 2003

To Our Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Comtech Telecommunications Corp. The meeting will be held at 10:00 a.m. on December 9, 2003 at the Marriott Hotel, 1350 Walt Whitman Road, Melville, New York 11747. Copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.

I believe that the annual meeting provides an excellent opportunity for stockholders to become better acquainted with Comtech and its directors and officers. I hope that you will be able to attend and I look forward to greeting as many stockholders as possible.

It is important that your shares are voted at this meeting. Whether or not you are able to attend in person, the prompt execution and return of your enclosed proxy card in the envelope provided or submission of your proxy and voting instructions over the internet or by telephone will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitations. (Instructions for voting via the internet or by telephone are set forth on the enclosed proxy card.) If you later decide to attend the annual meeting, you may revoke your proxy and vote in person.

                                           Sincerely,


                                           FRED KORNBERG
                                           Chairman, Chief
                                           Executive Officer
                                           and President

                                     COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 9, 2003

The annual meeting of Stockholders of COMTECH TELECOMMUNICATIONS CORP. (the "Company") will be held at the Marriott Hotel, 1350 Walt Whitman Road, Melville, New York 11747, on Tuesday, December 9, 2003 at 10:00 a.m., local time, for the following purposes:

      1.    To elect two directors;

      2. To approve an amendment to the Company's 2000 Stock Incentive Plan increasing the number of shares of the Company's Common Stock subject to awards under the Plan or with respect to which awards may be granted;

      3.    To ratify the selection of auditors for the current fiscal year; and

      4. To transact such other business as may properly come before the meeting.

The Board of Directors unanimously recommends that the Stockholders vote "for" Proposals 1, 2 and 3 to be presented to Stockholders at the Annual Meeting.

All stockholders are invited to attend the meeting. Stockholders of record at the close of business on October 10, 2003, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

                                        By Order of the Board of Directors,


                                        Gail Segui
                                        Secretary

November 3, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD IN ORDER THAT WE HAVE A QUORUM, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON. PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE (TO WHICH THE SENDER NEED AFFIX NO POSTAGE IF MAILED WITHIN THE UNITED STATES) OR SUBMIT YOUR PROXY AND VOTING INSTRUCTIONS OVER THE INTERNET OR BY TELEPHONE. (INSTRUCTIONS FOR VOTING VIA THE INTERNET OR BY TELEPHONE ARE SET FORTH ON THE ENCLOSED PROXY CARD.)

                                     COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                                 PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Comtech Telecommunications Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on December 9, 2003, and at any adjournment thereof (the "Annual Meeting"). It may be revoked at any time before exercise by delivering a written notice of revocation to the Secretary of the Company, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. All proxies will be voted in accordance with the stockholders' instructions. If no directions are specified, the proxies will be voted for the nominees for election as directors and in favor of the matters set forth in the accompanying Notice of Annual Meeting. A stockholder may choose to strike the names of the proxy holders named in the enclosed proxy and may insert other names.

Only stockholders of record of the Company's Common Stock, par value $.10 (the "Common Stock"), at the close of business on October 10, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof, with each holder having one vote per share. The Annual Meeting may be adjourned from time to time without notice other than by announcement at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder, for any reason germane to the Annual Meeting, during ordinary business hours during the ten days prior to the Annual Meeting at the Company's offices, 105 Baylis Road, Melville, New York 11747. As of the Record Date, approximately 13,995,072 shares of Common Stock were outstanding. It is anticipated that the mailing to Stockholders of this Proxy Statement and the enclosed proxy will commence by November 3, 2003.

The presence, in person or by proxy, of the holders of record at the close of business on the Record Date of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast (i.e., the two nominees receiving the greatest number of votes will be elected as directors). Stockholder approval of the amendment to the Company's 2000 Stock Incentive Plan and the ratification of the selection of auditors will require the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on such proposal.

Abstentions and broker non-votes with respect to any proposal (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted for purposes of determining the presence or absence of a quorum. Abstentions also will be counted in determining the number of shares present and entitled to vote on such proposal, but broker non-votes are not counted as entitled to vote thereon.

           PRINCIPAL STOCKHOLDERS OF COMTECH TELECOMMUNICATIONS CORP.

To the Company's knowledge, the following person beneficially owns more than 5% of the Company's outstanding Common Stock (its only outstanding class of voting securities) as of October 10, 2003.

    Name and Address of Beneficial Owner                Amount of Beneficial Ownership        Percent of Class
    ------------------------------------                -------------------------------       ----------------
    Paradigm Capital Management (1)                                 861,900                         6.2
    9 Elk Street
    Albany, NY 12207-1002

(1) The information is based upon a Schedule 13F, filed by Paradigm Capital Management with the Securities and Exchange Commission on August 11, 2003.

                              ELECTION OF DIRECTORS

The Company's Board of Directors is divided into three classes. Members of the Board are elected for three-year terms, with the term of office of one class expiring at each Annual Meeting of Comtech's stockholders. Dr. Bugliarello and Mr. Goldberg are in the class whose term of office expires in 2003, Mr. Kornberg and Mr. Kantor are in the class whose term of office expires in 2004 and Mr. Nocita and Mr. Kaplan are in the class whose term of office expires in 2005.

Certain information concerning the directors who are being nominated for election or reelection at the meeting and the incumbent directors whose terms of office continue after the Annual Meeting and executive officers of the Company and all directors and executive officers as a group, is set forth below.

While the Board of Directors has no reason to believe that Dr. Bugliarello or Mr. Goldberg will not be available as a candidate for election, should such a situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                                Shares
                                                                       For        Served     Beneficially
                                                                      Term          As          Owned        Percent
                                                                    Expiring     Director    October 10,        of
             Name                  Principal Occupation      Age       In         Since          2003         Class
             ----                  --------------------      ---       --         -----          ----         -----
George Bugliarello (3)(4)(5)     President Emeritus and      76      3 years       1977         43,650          *
                                 Professor, Polytechnic
                                 University
Richard L. Goldberg (1)(2)(5)    Partner, Proskauer Rose     67      3 years       1983         62,515          *
                                 LLP

                            (Footnotes on next page)

          INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE
                     ANNUAL MEETING AND EXECUTIVE OFFICERS

                                                                                               Shares
                                                                      For        Served      Beneficially
                                                                      Term         As           Owned        Percent
                                                                    Expiring    Director     October 10,       of
              Name                Principal Occupation       Age       In         Since          2003         Class
              ----                --------------------       ---       --         -----          ----         -----
Fred Kornberg (1)(2)              Chairman, Chief            67      1 year       1971         696,750         4.9
                                  Executive Officer and
                                  President of the Company
Edwin Kantor (1)(2)(4)            Chairman, BK Financial     71      1 year       2001          18,150          *
                                  Services LLC
Gerard R. Nocita (1)(3)(4)(5)     Private Investor           67     2 years       1993          22,500          *

Ira Kaplan (1)(3)                 Retired                    67     2 years       2002           4,500          *

Richard L. Burt (1)               Senior Vice President;     62        --          --          179,106         1.3
                                  President of Comtech
                                  Systems, Inc.
Robert L. McCollum (1)            Senior Vice President;     54        --          --          114,750          *
                                  President of Comtech EF
                                  Data Corp.
Robert G. Rouse (1)               Senior Vice President      39        --          --           40,500          *
                                  and Chief Financial
                                  Officer of the Company
J. Preston Windus, Jr. (1)        Senior Vice President;     60        --          --          118,875          *
                                  President of Comtech
                                  Mobile Datacom Corp.
Gail Segui (1)                    Secretary and Treasurer    57        --          --           19,425          *
                                  of the Company
Michael D. Porcelain (1)          Vice President of          34        --          --            8,272          *
                                  Finance and Internal
                                  Audit of the Company
All directors and executive                                                                                    9.2
officers as a group (12 persons)

----------
      * Less than one percent

(1) Includes the following shares of Common Stock with respect to which such persons have the right to acquire beneficial ownership within sixty days from such date: Mr. Goldberg 24,750 shares; Mr. Kornberg 224,250 shares; Mr. Kantor 14,250 shares; Mr. Nocita 22,500 shares; Mr. Kaplan 4,500 shares; Mr. Burt 30,000 shares; Mr. McCollum 67,500 shares; Mr. Rouse 33,000 shares; Mr. Windus 45,750 shares; Ms. Segui 7,000 shares; Mr. Porcelain 7,500 shares and all directors and officers as a group 481,000 shares. These respective shares were deemed to be outstanding for purposes of calculating the respective percentages owned.

(2)   Member of Executive Committee

(3)   Member of Audit Committee

(4)   Member of Executive Compensation Committee

(5)   Member of Nominating Committee

      Mr. Kornberg has been Chief Executive Officer and President of the Company since 1976. Prior to that, he was the Executive Vice President of the Company from 1971 to 1976 and the General Manager of the telecommunications transmission segment.

      Dr. Bugliarello has been a director of the Company since 1977. He is currently President Emeritus and University Professor at Polytechnic University. Prior to that he was Chancellor of the University from 1994 to 2003 and President of the University from 1973 to 1994. He is also a director of the Lord Corporation, the Jura Corporation and Symbol Technologies Inc.

      Mr. Goldberg has been a director of the Company since 1983. He has also been a partner since 1990 in the law firm of Proskauer Rose LLP, which renders legal services to the Company. Prior to 1990, Mr. Goldberg was a partner since 1966 of the firm Botein Hays & Sklar.

      Mr. Kantor has been a director since 2001. He is Chairman of BK Financial Services LLC. Previously he served as Co-Chief Executive Officer of TPB Financial Services and was Co-Chairman and Co-Chief Executive Officer of HCFP/Brenner Securities from 1999 to 2001. He was Vice Chairman of Barington Capital Group from 1993 to 1999. Prior to joining Barington, Mr. Kantor spent 37 years in the securities industry with Drexel Burnham Lambert and its predecessor firms, where he held various positions, including serving as the firm's Vice Chairman.

      Mr. Kaplan has been a director since 2002. He retired from EDO Corporation in July 2001. Prior to his retirement he held several executive positions at EDO Corporation for over 40 years, most recently as Executive Vice President and Chief Operating Officer from 2000 to 2001. EDO Corporation is a supplier of products and systems for defense, aerospace and industry.

      Mr. Nocita has been a director of the Company since 1993. He is a private investor. He was Treasurer of the Incorporated Village of Patchogue from 1993 to 1996. He was affiliated with the Company from our inception in 1967 until 1993.

      Mr. Burt has been Senior Vice President of Comtech Telecommunications since 1998 and had been a Vice President since 1992. He has been President of Comtech Systems since 1989 and Vice President since its founding in 1984. Mr. Burt first joined Comtech in 1979.

      Mr. McCollum has been Senior Vice President of Comtech Telecommunications since 2000 and had been a Vice President since 1996. He founded Comtech Communications Corp. in 1994 and had been its President since its formation. In July 2000, the Company combined Comtech Communications Corp. with Comtech EF Data Corp., and appointed Mr. McCollum President of the combined entities.

      Mr. Rouse has been Senior Vice President and Chief Financial Officer of the Company since 2001. He was previously employed by KPMG LLP in various capacities for 15 years, including as a partner in the firm's assurance practice from July 1998 to July 2001. KPMG LLP are the Company's independent auditors.

      Mr. Windus has been Senior Vice President since 1998. He served as Chief Financial Officer of Comtech Telecommunications from 1993 to July 2001. He became President of Comtech Mobile Datacom in June 2002. Mr. Windus was President of Fairchild Data Corp., a satellite modem manufacturer, from 1989 to 1993.

      Ms. Segui has been the Secretary and Treasurer of the Company since 1998 and the Corporate Controller of the Company since 1990. She joined Comtech Telecommunications in 1987 as Accounting Manager. Prior to joining the Company, Ms. Segui served as Accounting Manager of Photronics from 1984 to 1987.

      Mr. Porcelain has been Vice President of Finance and Internal Audit since March 2002. Prior to joining the Company, Mr. Porcelain was Director of Corporate Profit and Business Planning for Symbol Technologies, a mobile wireless information solutions company, where he was employed from 1998 to 2002. Previously, he spent five years in public accounting holding various positions, including Manager in the Transaction Advisory Services Group of
PricewaterhouseCoopers.

During the past fiscal year, the Audit Committee of the Board of Directors held seven meetings. The functions of the Committee include engaging the independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with the Company's auditors, overseeing the Company's internal audit function, reviewing the Company's internal accounting controls and approving services to be performed by the Company's auditors and related fees. The Board of Directors has determined that all members of the Audit Committee are "independent" as defined by the NASD listing standards. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the current charter is attached hereto as Appendix A.

The Board of Directors has determined that Gerard R. Nocita, Chairman of the Audit Committee, qualifies as an "audit committee financial expert," as defined by Securities and Exchange Commission rules, based on his education, background and experience.

The Executive Compensation Committee of the Board of Directors considers and authorizes remuneration arrangements for senior management; the Committee also constitutes the Stock Option Committee of the Board of Directors, which administers the Company's stock option plans. The Committee held four meetings during the past fiscal year.

The Executive Committee of the Board of Directors did not hold any meetings during the past fiscal year. Except as limited by law, the Executive Committee has the authority to act upon all matters requiring Board approval.

The Nominating Committee identifies and evaluates candidates for election as members of the Board of Directors and reports its findings to the full Board. The Committee will consider recommendations sent to the Corporate Secretary at 105 Baylis Road, Melville, New York 11747. The Nominating committee did not hold any meetings during the past fiscal year.

The Board of Directors held ten meetings during the past fiscal year, including regularly scheduled and special meetings.

The Board of Directors recommends a vote FOR the election of George Bugliarello and Richard L. Goldberg to the Board of Directors.

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
                           2000 STOCK INCENTIVE PLAN

The Company's stockholders are being asked to approve the adoption of an amendment to the Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan"). All share information below reflects the 3 for 2 stock split that occurred in July 2003.

On September 18, 2003, the Company's Board of Directors unanimously approved the amendment to the Plan, subject to stockholder approval, to provide that the aggregate number of shares of the Company's Common Stock subject to awards under the Plan or with respect to which awards may be granted be increased by 350,000 shares. As of October 10, 2003, options to purchase 2,100,205 shares were outstanding under the Plan, and only 352,040 shares remain available for future issuance or for reference purposes under the Plan or with respect to which awards may be granted (excluding any shares that may become available as a result of the expiration or termination without exercise of currently outstanding options). Currently, the aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 2,025,000 shares of Common Stock plus 1,324,402 shares of Common Stock relating to outstanding awards that were previously granted under the 1982 Incentive Stock Option Plan and the 1993 Incentive Stock Option Plan, as amended (the "Existing Option Plans") which have been transferred to the Plan, for a total share limit of 3,349,402 shares of Common Stock.

The Board of Directors believes the amendment to the Plan is in the best interests of the Company and its stockholders and is intended to enhance the profitability and value of the Company for the benefit of its stockholders. The Board of Directors believes that in a competitive environment for qualified technical, sales, marketing and other personnel, the ability of the Company to make equity-based awards will continue to be a key factor in the recruitment and retention of such personnel.

On September 18, 2003, the Company's Board of Directors also adopted an amendment to the Plan, for which stockholder approval is not required or being sought at the Annual Meeting, to (i) increase the number of shares of Common Stock subject to a stock option granted to a non-employee director each August 1 from 7,500 shares to

10,000 shares, commencing August 1, 2004, and (ii) authorize the grant, on November 3, 2003 to each non-employee director of a stock option to purchase 2,500 shares of Common Stock.

The Board of Directors recommends approval of the amendment to the Plan increasing the number of shares thereunder. The following description of the Plan is a summary and is qualified in its entirety by reference to the Plan and the amendment. A copy of the Plan is available from Investor Relations at the Corporate Offices, 105 Baylis Road, Melville, NY 11747.

Administration

The Plan is administered and interpreted by a committee or subcommittee of the Board appointed from time to time by the Board (the "Committee"), consisting of two or more non-employee directors, each of whom is intended to be a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an outside director as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Currently, the Executive Compensation Committee serves as the Committee for the Plan. With respect to awards to non-employee directors, the Plan is administered by the Board of Directors and all references to the Committee are deemed to refer to the Board of Directors for this purpose.

The Committee has the full authority to administer and interpret the Plan, to grant discretionary awards under the Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable.

The terms and conditions of individual awards are set forth in written agreements which are consistent with the terms of the Plan. Awards under the Plan may not be made on or after October 19, 2009, the tenth anniversary of the adoption of the Plan, but awards granted prior to such date may extend beyond that date.

Eligibility and Types of Awards

All employees and consultants of the Company and its affiliates (including prospective employees and consultants) are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, other stock-based awards and awards providing benefits similar to those listed above which are designed to meet the requirements of non U.S. jurisdictions under the Plan. In addition, employees of the Company and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options ("ISOs") under the Plan. Non-employee directors of the Company are eligible to receive nondiscretionary grants of nonqualified stock options.

Available Shares

Under the Plan, as amended, the aggregate number of shares of Common Stock which may be issued or used for reference purposes under the Plan or with respect to which awards may be granted may not exceed 2,375,000 shares of Common Stock plus shares of Common Stock relating to outstanding awards that were previously granted under the 1982 Incentive Stock Option Plan and the 1993 Incentive Stock Option Plan, as amended (the "Existing Option Plans") which have been transferred to the Plan, for a total share limit of 3,699,402 shares of Common Stock. The terms applicable to these awards in effect prior to the Plan's assumption of these awards continue to apply.

The maximum number of shares of Common Stock with respect to which any option, stock appreciation right or award of performance shares or award of restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to attainment of pre-established performance goals (in accordance with Code Section 162 (m)) which may be granted under the Plan during any fiscal year of the Company to any individual is 150,000 shares per type of award, provided that the maximum number of shares of Common Stock for all types of awards does not exceed 150,000 during any fiscal year. The maximum value at grant of performance units which may be granted under the Plan during any fiscal year of the Company to any individual is $100,000. To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for awards to such individual will automatically increase in subsequent fiscal years until used.

The aggregate number of shares of Common Stock available under the Plan as well as the maximum number of shares that may be granted are subject to appropriate adjustment by the Committee in the event of changes in the Company's capital structure or business by reason of certain corporate transactions or events.

Awards Under the Plan

Stock Options. The Committee may grant nonqualified stock options and ISOs to purchase shares of Common Stock. The Committee determines the number of shares of Common Stock subject to each option, the term of each option (which may not exceed 10 years (or five years in the case of an ISO granted to a 10% shareholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No ISO or nonqualified stock option which is intended to be performance based for purposes of Code Section 162(m) may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an ISO granted to a 10% shareholder, 110% of fair market value).

Options are exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Payment of an option's exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) through a "cashless exercise" procedure whereby the recipient delivers irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price, or (iii) on such other terms and conditions as may be acceptable to the Committee.

Stock Appreciation Rights. The Committee may grant stock appreciation rights ("SARs") either with a stock option which may be exercised only at such times and to the extent the related option is exercisable ("Tandem SAR") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or common stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share covered by a SAR is the exercise price per share of the related option in the case of a Tandem SAR and is the fair market value of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

Restricted Stock. The Committee may award "restricted" shares of Common Stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Committee may, in its sole discretion, determine at grant, that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period. Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse.

If the grant of restricted stock or the lapse of the relevant restriction is based on the attainment of objective performance goals, the Committee shall establish the performance goals, formulae or standards and the applicable vesting percentage for the restricted stock award applicable to each recipient while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals will be based on one or more of the following criteria ("Performance Criteria"): (i) revenues, income before income taxes and extraordinary income, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits;
(iii) operational cash flow; (iv) level of, reduction of, or other specified objectives with regard to the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders' equity; (viii) economic value added targets; (ix) fair market value of the shares of Common Stock; and (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends. In addition, such performance goals may be based upon the attainment of specified levels of Company (or a subsidiary, division or other operational unit of the Company) performance under one or more of the measures described relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based; or
(ii) adjust, modify or amend the aforementioned business criteria.

Performance Units and Performance Shares. The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee (based on the Performance Criteria), based on a specified performance period. The Committee may also grant performance units entitling recipients to receive a value payable in cash or shares of Common Stock, as determined by the Committee, upon the attainment of performance goals established by the Committee (based on the Performance Criteria), for a specified performance cycle. The Committee may subject such grants of performance shares and performance units to such vesting and forfeiture conditions as it deems appropriate.

Other Stock-Based Awards. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock and may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, restricted stock, performance shares or performance units.

The Committee also determines the purchase price to be paid, if any, by a recipient to purchase other stock-based awards (including, without limitation, shares of Common Stock). The purchase of shares of Common Stock or other stock-based awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase will be made pursuant to a deferred compensation program established by the Committee, which will be deemed to be part of the Plan.

Change in Control

Unless determined otherwise by the Committee at the time of grant, and except to the extent provided in the applicable award agreement, the recipient's employment agreement or other agreement approved by the Committee, accelerated vesting or lapsing of restrictions of awards will occur upon a change in control of the Company (as defined in the Plan). Upon a change in control of the Company, options granted to non-employee directors will be subject to the rules described below.

Non-Employee Director Stock Option Grants

The Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board or the stockholders, as follows: (i) options to purchase 4,500 shares of Common Stock will be granted to each non-employee director as of the date he or she begins service as a non-employee director on the Board, provided that such service begins after the Plan's effective date; and (ii) options to purchase 10,000 shares of Common Stock commencing on August 1, 2004 will be granted to each non-employee director as of each August 1, provided that the non-employee director has served as a director for at least 6 months; and (iii) options to purchase 2,500 shares will be granted to each non-employee director serving on the Board as of November 3, 2003. The exercise price per share of such options will be the fair market value of the Common Stock at the time of grant. The term of each such option will be 10 years. Options granted to non-employee directors will vest and become exercisable one year after the date of grant, provided that the option may be vested only during the continuance of his or her service as a director of the Company. All options granted to non-employee directors and not previously exercisable will become fully exercisable upon death and immediately upon a change in control of the Company (as defined in the Plan).

Amendment and Termination

The Board or Committee may at any time, amend any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise. However, no amendment may be made without the approval of the Company's stockholders in accordance with the laws of the State of Delaware, to the extent required under Section 162(m) of the Code, or to the extent applicable to ISOs,
Section 422 of the Code, which would: (i) increase the aggregate number of shares of Common Stock that may be issued; (ii) increase the maximum individual participant share limitations for a fiscal year; (iii) change the classification of employees or consultants eligible to receive awards; (iv) decrease the minimum exercise price of any stock option or SAR; (v) extend the maximum option term; (vi) materially alter the Performance Criteria; or (vii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to ISOs, Section 422 of the Code.

Miscellaneous

Awards granted under the Plan are generally nontransferable, except that the Committee may provide for the transferability of nonqualified stock options to a recipient's family member (as defined in the Plan) at the time of grant or thereafter. The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The following outstanding options have been granted under the Plan during the fiscal year ended July 31, 2003 to each of the following executive officers of the Company named in the Summary Compensation Table below, all named executive officers as a group, all current directors who are not executive officers as a group, and all other employees.

       Group or Individual                                                        Number of Shares
       -------------------                                                        ----------------
       Fred Kornberg                                                                  105,000
       Robert G. Rouse                                                                 60,000
       Richard L. Burt                                                                 37,500
       Robert L. McCollum                                                              30,000
       J. Preston Windus, Jr.                                                          18,750
       All executive officers, as a group (5 persons)                                 251,250
       All directors who are not executive officers, as a group (5 persons)            30,000
       All other employees                                                            224,250

Certain Federal Income Tax Consequences Relating to the Plan

The following discussion of the principal U.S. federal income tax consequences with respect to options under the Plan is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state, local, estate and social security tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options. In general, an employee will not realize taxable income upon either the grant or the exercise of an ISO and the Company will not realize an income tax deduction at either time. If the employee does not sell the Common Stock received pursuant to the exercise of an ISO within either (1) two years after the date of the grant of the ISO or (2) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the employee and will not result in a tax deduction to the Company.

If the employee disposes of the Common Stock acquired upon exercise of the ISO within either of the above-mentioned time periods, the employee will generally realize as ordinary income an amount equal to the lesser of: (1) the fair market value of the Common Stock on the date of exercise over the option's exercise price, or (2) the amount realized upon disposition over the exercise price. In this event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of the amount realized by the employee as ordinary income will be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

Nonqualified Stock Options. A recipient (i.e., an employee, consultant or director) will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of grant unless the option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon the exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option's exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

Other Tax Consequences. In addition, (i) any officers and directors of the Company subject to Section 16(b) of the Exchange Act may also be subject to special tax rules regarding the income tax consequences concerning their options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation), (iii) the exercise of an ISO may have implications in the computation of alternative minimum taxable income, and (iv) in the event that the exercisability or vesting of any option is accelerated because of a change of control, payments relating to the option, either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes.

In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a Committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the Plan amendment will be required for approval of the Plan amendment.

The Board of Directors recommends that the stockholders vote FOR approval of the Amendment to the Company's 2000 Stock Incentive Plan.

                              SELECTION OF AUDITORS

The Board of Directors has selected KPMG LLP as the Company's auditors for the 2004 fiscal year, subject to ratification by the stockholders. If the stockholders do not ratify such selection, it will be reconsidered by the Board. Representatives of KPMG LLP are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be required to ratify the selection of KPMG LLP as the Company's auditors for the current fiscal year.

Principal Accountant Fees and Services

The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended July 31, 2003 and July 31, 2002:

      Fee Category                         Fiscal 2003 Fees   Fiscal 2002 Fees
      ------------                         ----------------   ----------------
      Audit Fees                                $243,000          $180,000
      Audit-Related Fees                          30,000           101,000
      Tax Fees                                   132,000           158,000
                                                --------          --------
      Total Fees                                $405,000          $439,000
                                                ========          ========

Audit Fees. Consists of fees for assurance and related services that are reasonably related to the performance of the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Consists of fees for assurance and related services that are reasonably related to the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports that are not reported under "Audit Fees," including the audit of our employee benefit plan and risk assessment services.

Tax Fees. Consists of fees billed for professional services regarding federal and state tax compliance, tax advice and tax planning.

Pre-Approval Policies

Our Audit Committee has determined not to adopt any blanket pre-approval policies. Instead, the Committee will review each service on a case-by-case basis before approving the engagement of KPMG LLP for all audit or permissible non-audit services.

Consideration of Non-Audit Services Provided by the Independent Accountant

The Audit Committee has concluded that the non-audit services provided by KPMG LLP are compatible with maintaining the auditors' independence.

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of KPMG LLP as the Company's auditors.

                                 CODE OF ETHICS

Comtech has adopted a written Standards of Business Conduct that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller and to all its other employees. These standards are a guide to help ensure that all our employees live up to our high ethical standards. A copy of the Standards of Business Conduct is maintained on our website at www.comtechtel.com.

We intend to post on our website, as required, any amendment to or waiver from any provision in our Standards of Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the Securities and Exchange Commission.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation of the executive officers whose compensation is required to be disclosed pursuant to Securities and Exchange Commission regulations (collectively, the "named executive officers").

              Summary Compensation Table for the Fiscal Years Ended
                          July 31, 2003, 2002 and 2001

                                                              Annual                         Long Term
                                                           Compensation                     Compensation
                                                    ----------------------------      ------------------------
                                                                                        Stock       Restricted
                                        Fiscal                                        Options #        Stock
Name and Principal Position              Year       Salary       Bonus     Other      of Shares        Awards
---------------------------              ----       ------       -----     -----      ---------        ------
Fred Kornberg (1)                        2003       $395,000    $ 517,221     *         105,000          --
Chairman, Chief Executive                2002        385,000      104,020     *          45,000          --
Officer and President                    2001        332,000      370,000     *         105,000          --

Robert G. Rouse (2)                      2003        270,000      217,383     *          60,000          --
Senior Vice President and                2002        260,000       29,720     *           7,500          --
Chief Financial Officer                  2001          9,615        5,000     *          75,000          --

Richard L. Burt (3)                      2003        270,000       77,080     *          37,500          --
Senior Vice President;                   2002        260,000       10,000     *          11,250          --
President of Comtech Systems, Inc.       2001        210,000      103,000     *          33,750          --

Robert L. McCollum (3)                   2003        267,500      204,931     *          30,000          --
Senior Vice President; President         2002        260,000       10,000     *          22,500          --
Comtech EF Data Corp.                    2001        210,000      110,000     *          37,500          --

J. Preston Windus, Jr. (3)               2003        267,500      147,100     *          18,750          --
Senior Vice President;                   2002        260,000        5,000     *           7,500          --
President of Comtech Mobile Datacom      2001        210,000       20,000     *          45,000          --

----------
* Less than 10% of the total salary and bonus reported for such officer.

(1) Mr. Kornberg is employed pursuant to an agreement which was amended and restated in June 2003 and which provides, among other things, for his employment until July 31, 2008; provided, however, that the employment period shall be automatically extended for successive two year periods unless either party gives notice of non-extension to the other at least six months in advance of the then scheduled termination date; at a current base compensation of $475,000 per annum plus such additional amounts, if any, as the Board of Directors may from time to time determine and incentive compensation (not to exceed his base compensation) equal to 3.5% of the Company's pre-tax income, plus such additional amounts as the Board of Directors may from time to time determine. If Mr. Kornberg voluntarily terminates his employment with the Company other than after a Change in Control (as defined in his employment agreement), or if the Company terminates his employment for cause, he will forfeit his right to receive accrued but unpaid incentive compensation. If a Change in Control of the Company occurs, Mr. Kornberg is entitled to terminate his employment and receive a lump sum payment (subject to possible adjustments to avoid the characterization of the payment as excess parachute payments and the consequent imposition of taxes under Section 280G of the Code) equal to the sum of (i) his then basic compensation for the balance of the employment period or three times his basic compensation, whichever is greater, (ii) accrued but unpaid incentive compensation with respect to prior fiscal years and (iii) if he so elects, the market value less the applicable exercise price, of any stock option then held by him. The aggregate of (i), (ii) and (iii), as of October 10, 2003, would have been $11,314,692. Mr. Kornberg would also be entitled to receive benefits under the Company's benefit plans, or substantially equal benefits, for the remainder of the employment period.

(2) Mr. Rouse is employed pursuant to an agreement which was amended and restated in June 2003 and which provides, among other things, for his employment until July 31, 2005; provided, however, that the employment period shall be automatically extended for successive one year periods unless either party gives notice of non-extension to the other at least three months in advance of the then scheduled termination date; at a current base compensation of $285,000 per annum plus such additional amounts, if any, as the Board of Directors may from time to time determine and incentive compensation, not to exceed his base compensation, equal to 1.5% of the Company's pre-tax income, plus such additional amounts as the Board of Directors may from time to time determine. If the Company terminates Mr. Rouse's employment other than for cause, disability or Change in Control (as defined in his employment agreement), Mr. Rouse is entitled to receive (i) any accrued but unpaid compensation, (ii) benefits under the Company's benefit plans and (iii) as severance, continued payment of his then annual base salary through the expiration of his employment period, subject to reductions under certain circumstances as described in the employment agreement. If the Company terminates Mr. Rouse's employment or if Mr. Rouse voluntarily terminates his employment, in certain circumstances, due to a Change in Control, Mr. Rouse is entitled to receive a lump sum equal to 299% of his then annual base salary.

(3) Mr. Burt, Mr. McCollum and Mr. Windus are eligible to receive, in addition to their respective base compensation amounts, a percentage of the relevant subsidiary's pre-tax profits based principally upon the attainment of various goals plus such additional amounts, if any, as the Board of Directors may from time to time determine. These goals, which may include target levels of sales, pre-tax profits, customer orders or cash flow, are developed by senior management and submitted to the Executive Compensation Committee for annual approval.

              OPTION GRANTS IN THE FISCAL YEAR ENDED JULY 31, 2003

                                Number of                                                         Potential Realizable
                                Securities       % of Total                                      Value at Assumed Annual
                                Underlying    Options Granted                                        Rates of Stock
                                 Options      to Employees in   Exercise Price    Expiration     Price Appreciation for
Name                           Granted (1)      Fiscal Year      Per Share (2)       Date            Option Term (3)
----                           -----------      -----------      -------------       ----            ---------------
                                                                                                      5%           10%
                                                                                                      --           ---
Fred Kornberg                      105,000            20.77%        $ 5.37           8/6/12       $354,585      $898,590

Robert G. Rouse                     60,000            11.87%          5.37           8/6/12        202,620       513,480

Richard L. Burt                     37,500             7.42%          5.37           8/6/12        126,638       320,925

Robert L. McCollum                  30,000             5.93%          5.37           8/6/12        101,310       256,740

J. Preston  Windus, Jr.             18,750             3.71%          5.37           8/6/12         63,319       160,463

(1) The options have ten-year terms and become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2) The exercise price is the market price on the date the options were granted.

(3) In accordance with SEC rules, these columns show gains that might exist for the respective options, assuming the market price of Comtech's Common Stock appreciates from the date of grant over a period of ten years at the annualized rates of five and ten percent, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options will be zero.

                          AGGREGATE OPTION EXERCISES IN
                         FISCAL YEAR ENDED JULY 31, 2003
                      AND OPTION VALUES AS OF JULY 31, 2003

                                 Shares                                                                 Value of Unexercised
                                Acquired            Value            Number of Unexercised            In-the-Money Options at
Name                           on Exercise       Realized (1)       Options at July 31, 2003             July 31, 2003 (2)
----                           -----------       ------------      ---------------------------     ----------------------------
                                                                   Exercisable   Unexercisable     Exercisable    Unexercisable
                                                                   -----------   -------------     -----------    -------------
Fred Kornberg                     30,000         $  348,300          203,250         213,000       $2,827,128       $2,376,310
Robert G. Rouse                       --                 --           31,500         111,000          274,955        1,206,370
Richard L. Burt                  132,000          2,159,655           20,250          71,250          219,623          824,358
Robert L. McCollum                 7,500            125,452           57,000         115,500          798,440        1,494,185
J. Preston Windus, Jr.            73,125          1,217,888           37,500          92,250          422,335        1,188,148

(1) "Value Realized" is calculated by determining the difference between the fair market value of the Common Stock on the date the options are exercised and the exercise price of the options.

(2) "In-the-Money Options" would be options outstanding at the end of July 31, 2003 for which the fair market value of the Common Stock on such date ($18.07) exceeded the exercise price of the options.

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of July 31, 2003 with respect to compensation plans under which equity securities of Comtech Telecommunications Corp. may be issued. All equity securities to be issued under the plans are with respect to Common Stock. Comtech is seeking stockholders' approval to amend Comtech Telecommunications Corp. 2000 Stock Incentive Plan. The table below does not include shares reserved for issuance under the plan amendment being submitted to stockholders for approval.

                      EQUITY COMPENSATION PLAN INFORMATION

                             Number of securities to be      Weighted-average          Number of securities remaining
                              issued upon exercise of        exercise price of      available for future issuance under
                                outstanding options,       outstanding options,     equity compensation plans (excluding
Plan Category                   warrants and rights         warrants and rights     securities reflected in column (a))
                                        (a)                         (b)                             (c)
Equity compensation
plans approved by
security holders                     1,734,855                     $6.27                          821,940

Equity compensation
plans not approved by
security holders                            --                        --                               --
                                     ---------                                                    -------

Total                                1,734,855                     $6.27                          821,940
                                     =========                                                    =======

                     EXECUTIVE COMPENSATION COMMITTEE REPORT

The Executive Compensation Committee has furnished the following report, which describes the Committee's compensation policies applicable to the Company's executive officers and provides specific information regarding the compensation of the Company's Chief Executive Officer. (The information contained in the "Executive Compensation Committee Report" is not to be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.)

Compensation Policies. The principal goal of the Company's compensation program as administered by the Executive Compensation Committee is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

Base Salary. Base salaries paid to the Company's executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and the performance of the Company or the applicable operating subsidiary are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

Bonuses. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. Excluding the Chief Executive Officer, bonuses are paid to the Company's executive officers pursuant to the Company's Incentive Compensation Plan for Subsidiary Presidents and Key Employees (the "Incentive Compensation Plan"). Under the Incentive Compensation Plan, the President of each of the Company's subsidiaries is entitled to receive a bonus of up to a fixed percentage of each subsidiary's pre-tax profit each year, subject to the attainment of subsidiary pre-tax profit, new orders, and cash flow targets and personal performance targets that are proposed by senior management and established by the Executive Compensation Committee, plus such additional amounts, if any, as the Board of Directors may from time to time determine. The other executive officers' incentive compensation is subject to attainment of certain corporate goals and personal performance targets that are proposed by senior management and established by the Executive Compensation Committee, or in the case of the Chief Financial Officer, his employment agreement, plus such additional amounts, if any, as the Board of Directors may from time to time determine.

Long Term Incentives. The Company provides its executive officers with long-term incentive compensation through grants of stock options under the Company's stock option plan. The grant of stock options aligns the executive's interests with those of the Company's stockholders by providing the executive with an opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. In fiscal 2003, 146,250 options to purchase shares of the Company's Common Stock were granted to the Company's four named executive officers other than the Chief Executive Officer.

CEO's Compensation. Pursuant to Mr. Kornberg's employment agreement referred to in Note (1) to the Summary Compensation Table in "Executive Compensation," Mr. Kornberg received a base salary of $395,000 for fiscal 2003. Under his agreement, Mr. Kornberg is entitled to receive a bonus (not to exceed his base salary) of 3.5% of the Company's pre-tax income, plus such additional amounts as the Board of Directors may determine. The Executive Compensation Committee awarded Mr. Kornberg a bonus of $517,221 for fiscal 2003, inclusive of the amount to which he is entitled under his employment agreement. In addition, Mr. Kornberg was awarded options to purchase an aggregate of 105,000 shares of the Company's Common Stock. The options are vested equally over five years and expire on the tenth anniversary of the date of grant.

                                           The Executive Compensation Committee
                                           George Bugliarello, Chairman
                                           Edwin Kantor
                                           Gerard R. Nocita

                            COMPENSATION OF DIRECTORS

Each Director who is not a salaried employee of the Company receives an annual retainer of $25,000. Under the Company's 2000 Stock Incentive Plan, each director who is not already an employee of the Company receives an option grant to purchase: (i) 4,500 shares of Common Stock as of the date the director begins service on the Board and (ii) 10,000 shares of Common Stock on each August 1st, commencing August 1, 2004 (before such date 7,500 shares) during the term of the Plan and 2,500 shares of Common Stock as of November 1, 2003. The options are exercisable one year after the date of grant. The exercise price of all such options is equal to the stock's fair market value on the date of grant.

                             AUDIT COMMITTEE REPORT

The Audit Committee has furnished the following report. The information contained in the "Audit Committee Report" is not to be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America.

In fulfilling its responsibilities:

      o The Audit Committee reviewed and discussed the audited financial statements contained in the 2003 Annual Report on SEC Form 10-K with the Company's management and the independent auditors.

      o The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      o The Audit Committee received from the independent auditors written disclosures regarding the auditors' independence, as required by Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the auditors their independence from the Company and its management.

In reliance on the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended July 31, 2003, for filing with the Securities and Exchange Commission.

                                       Audit Committee of the Board of Directors
                                       Gerard R. Nocita, Chairman
                                       George Bugliarello
                                       Ira Kaplan

                             STOCK COMPARISON GRAPH

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
          AMONG COMTECH TELECOMMUNICATIONS CORP., THE S & P 500 INDEX
                    AND THE NASDAQ TELECOMMUNICATIONS INDEX

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                              Begin:   7/31/1998
                                                          Period End:  7/31/2003
COMTECH TELECOMMUNICATIONS CP                                   End:   7/31/2003

                                                    Cumulative Total Return
                                  ----------------------------------------------------------
                                     7/98       7/99      7/00      7/01     7/02      7/03
COMTECH TELECOMMUNICATIONS CORP.    100.00     274.04    331.73    335.77   215.31    625.47
S & P 500                           100.00     120.20    130.99    112.22    85.71     94.83
NASDAQ TELECOMMUNICATIONS           100.00     153.41    157.37     68.01    24.83     40.13

* $100 invested on 7/31/98 in stock or index-including reinvestment of dividends. Fiscal year ending July 31.

Copyright (C) 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its facilities in Melville, New York from a partnership controlled by the Company's Chairman and Chief Executive Officer. The lease, as amended, provides for the Company's use of the premises as they now exist for a term of ten years through December 2011. The Company has a right of first refusal in the event of a sale of the facility. The annual rental under the lease ($494,000 in fiscal 2003) is subject to adjustments.

Richard L. Goldberg, a director, is a Partner in the law firm of Proskauer Rose LLP, which renders legal services to the Company.

                       VOTING OF PROXIES AND OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the meeting. If other matters do come before the meeting, the persons acting pursuant to the proxy will vote on them in their discretion.

Proxies may be solicited by mail, telephone, telegram, and personally by directors, officers and other employees of the Company. The cost of soliciting proxies will be borne by the Company. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection beginning November 29, 2003 at the Company's headquarters located at 105 Baylis Road, Melville, New York 11747.

              SECTION 16(a) BENEFICIAL OWNERSHIP VOTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") reports of ownership, and reports of changes in ownership, of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such reports that they file. Based solely on such reports and written representations of the Company's directors and executive officers, the Company believes that during the two fiscal year period ended July 31, 2003, the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

Eligible stockholders wishing to have a proposal for action by the stockholders at the 2004 Annual Meeting included in the Company's proxy statement must submit such proposal at the principal offices of the Company not later than July 2, 2004. It is suggested that any such proposals be submitted by certified mail, return receipt requested. Under the Company's By-Laws, a stockholder nomination for election to the Board of Directors may not be made at the 2004 Annual Meeting unless notice (including all information that would be required in connection with such nomination under the Securities and Exchange Commission's proxy rules if such nomination were the subject of a proxy solicitation and the written consent of each nominee for election to the Board of Directors named therein to serve if elected) and the name, address and number of shares of Common Stock held of record or beneficially by the person proposing to make such nomination is delivered in person or mailed to the Company and received by it not earlier than August 10, 2004 or later than September 9, 2004; provided, however, that such notice must be received not more than 90 days prior to the 2004 Annual Meeting or less than 60 days prior to the 2004 Annual Meeting if the 2004 Annual Meeting is not held within 30 days before or after the anniversary date of the 2003 Annual Meeting. Under the Securities and Exchange Commission's proxy rules, proxies solicited by the Board of Directors for the 2004 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before September 14, 2004, unless the 2004 Annual Meeting is not held within 30 days before or after the anniversary date of the 2003 Annual Meeting.

                                             By order of the Board of Directors

                                             Gail Segui
                                             Secretary

Date: November 3, 2003

                                                                      Appendix A

                        Comtech Telecommunications Corp.

                       Amended and Restated Charter of the
                    Audit Committee of the Board of Directors
                            (As of October 21, 2003)

I.    Audit Committee Purpose

      The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are:

      1. Monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

      2. Monitor the independence and performance of the Company's independent auditors.

      3. Provide an avenue of communication between the Board and the independent auditors.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

II.   Audit Committee Composition and Meetings

      Audit Committee members shall meet the requirements of the NASDAQ Stock Market Inc. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be an "independent director" as defined by NASDAQ and in the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules promulgated thereunder, and free from any relationship that would interfere with the exercise of his or her independent judgment. Additionally, no member of the Committee shall be an "affiliated person" within the meaning of that term under Section 301 of the Sarbanes-Oxley Act of 2002, and no member of the Committee may receive any payment from the Company other than payment for Board or Committee service. All members of the Committee shall have at least a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Committee shall have financial sophistication as that term is used by NASDAQ and shall be "an audit committee financial expert" as defined in the rules of the Securities and Exchange Commission (the "SEC").

      Audit Committee members shall be appointed by the Board on recommendation of the Chairman of the Committee. If the Audit Committee Chair is not present at any meeting of the Committee, the members of the Committee may designate a chair by majority vote of the Committee membership.

      The Committee shall meet at least quarterly or as often as circumstances dictate. The Committee shall meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed.

III.  Audit Committee Responsibilities and Duties

Review Procedures

      1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

      2. Review the Company's periodic and annual financial statements prior to filing or distribution. Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

      3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

Independent Auditors

      4. Assume direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditors must report directly to the Audit Committee.

      5. Review the independence and performance of the auditors and assume sole authority to approve any discharge of auditors when circumstances warrant.

      6. Approve, in advance, all auditing and non-auditing services provided by the independent auditors and the fees and other significant compensation to be paid to the independent auditors.

      7. Confirm and assure the independence of the independent auditors, and in furtherance of such responsibility, on an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

      8. At least annually, obtain and review a report by the independent auditors addressing: (i) the audit firm's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues.

      9. Review the independent auditors' audit plan and discuss scope, staffing, locations, reliance upon management and general audit approach.

      10. Prior to releasing the audited year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with Statements on Auditing Standards No. 61 ("SAS No. 61").

      11. Discuss with the independent auditors their observations relative to the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

      12. Discuss the annual audited financial statements and quarterly financial statements, including the assessment of the integrity of such financial statements, with management and the independent auditors, including the Company's disclosures in the "Management's Discussion Analysis of Financial Condition and Results of Operations" in each Form 10-Q and 10-K to be filed with the SEC. Assure that the auditor's reasoning is described and documented in determining the appropriateness of changes in accounting principles and disclosure practices.

      13. Conduct open and frank discussions with the Company and the independent auditors regarding the auditors' evaluation about the quality of the Company's accounting principles and essential estimates in its financial statements. This dialogue will include discussion of the consistency, clarity and completeness of the financial statements and related disclosures. The discussion will also include items that may impact the representational faithfulness, verifiability, and neutrality of the information shown in the financial statements such as changes in accounting policies, estimates, judgments, uncertainties, and unusual transactions (SAS No. 61 as amended by Statements on Auditing Standards No. 90 ("SAS No. 90")).

      14. Review reports from the independent auditors concerning critical accounting policies, all alternative treatments of financial information under generally accepted accounting principles ("GAAP") that were discussed with management and other material written communications between the auditors and management.

      15. Review with the independent auditors any audit problems or difficulties and management's response.

Review and Assessment of Internal Controls

      16. Discuss with management policies and programs with respect to risk management and risk assessment.

      17.   Review management's annual Internal Control Report which:

            (i) acknowledges management's responsibility for establishing and maintaining an adequate internal control structure and procedures for financial reporting; and

            (ii) contains an assessment, as of the end of the most recent fiscal year, of the internal control structure and procedures for financial reporting.

      18. Establish procedures for the (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      19.   Consider and review with the independent auditor:

            (i) the adequacy of the Company's and its subsidiaries internal controls, including computerized information system controls and security; and

            (ii) related findings and recommendations of the independent auditor together with management's responses.

      20. In order to enable the CEO and the CFO to provide required SEC certification, before each filing of the Company's reports on Form 10-Q and 10-K, the Audit Committee will discuss with the CEO and CFO
            (i) significant deficiencies in the design or operation of the Company's internal controls that could adversely affect the Company's ability to gather and report financial data and (ii) any fraud involving management or employees who have significant roles in the Company's internal controls.

      21. Perform an annual evaluation of the Audit Committee and its individual members.

      22.   Prepare a report for the annual proxy statement that states:

            (i) whether the Committee has reviewed and discussed the financial statements with management;

            (ii) whether the Committee has discussed issues in SAS No. 61, as amended by SAS No. 90, with the independent auditors;

            (iii) whether the Committee has reviewed the disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed the audit firm's independence with the auditor; and

            (iv) based on the review of (i)-(iii) above, whether the Committee recommended to the Board that the financial statements be included in the 10-K.

Legal Compliance

      23. On at least an annual basis, review with the Company's outside counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

      24. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

      25. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

      26.   Review and approve all related-party transactions.

      27. Engage and determine funding for independent counsel and other advisors.

                      The Annual Meeting of Stockholders of
                        Comtech Telecommunications Corp.
              will be held at 10:00 a.m. on December 9, 2003 at the

                         Melville Marriott/Long Island

                                 [MAP OMITTED]

         1350 WALT WHITMAN ROAD, MELVILLE, (LONG ISLAND), NEW YORK 11747
                                 (631) 423-1600

FROM KENNEDY AIRPORT

JFK EXPRESSWAY EAST TO BELT PARKWAY EAST (BECOMES SOUTHERN STATE PARKWAY AT NASSAU COUNTY BORDER). SOUTHERN STATE PARKWAY EAST TO EXIT 32 NORTH (ROUTE 110). ROUTE 110 NORTH TO THE WESTBOUND SERVICE ROAD OF THE LONG ISLAND EXPRESSWAY
(495). MAKE A LEFT AND THE HOTEL IS ON THE RIGHT.

FROM LAGUARDIA AIRPORT

GRAND CENTRAL PARKWAY TO EASTERN LONG ISLAND (BECOMES NORTHERN STATE PARKWAY AT NASSAU COUNTY BORDER). FOLLOW NORTHERN STATE PARKWAY EAST TO EXIT 40 SOUTH (ROUTE 110). TAKE ROUTE 110 SOUTH TO THE WESTBOUND SERVICE ROAD OF LONG ISLAND EXPRESSWAY (495). MAKE A RIGHT AND THE HOTEL IS ON THE RIGHT.

FROM MANHATTAN

MID-TOWN TUNNEL TO LONG ISLAND EXPRESSWAY (495). TAKE LONG ISLAND EXPRESSWAY EAST TO EXIT 49S (ROUTE 110). FOLLOW TO FIRST LIGHT (WALT WHITMAN ROAD) TURN LEFT. CONTINUE ON THE ROAD TO THE NEXT LIGHT, GO STRAIGHT. THE HOTEL IS AHEAD ON THE RIGHT.

                     [LOGO]  COMTECH
                             TELECOMMUNICATIONS CORP.(R)


                        COMTECH TELECOMMUNICATIONS CORP.
                                 105 Baylis Road
                            Melville, New York 11747
                    TEL: (631) 777-8900 o FAX: (631) 777-8877
                             WEB: www.comtechtel.com

COMTECH TELECOMMUNICATIONS CORP.
C/O AMERICAN STOCK TRANSFER
6201 15TH AVENUE
BROOKLYN, NY 11219

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the simple instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL -

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Comtech Telecommunications Corp., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     COMTC1      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

================================================================================

COMTECH TELECOMMUNICATIONS CORP.

PROPOSAL 1.                                  For      Withhold     For All
                                             All        All        Except

1.    Election of Directors.
      Nominees: 01) George Bugliarello       |_|        |_|          |_|
                02) Richard L. Goldberg

                                             To withhold authority to vote, mark
                                             "For All Except" and write the
                                             nominee's number on the line below.


                                             ___________________________________

This proxy will be voted or withheld from being voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR THE NOMINEES LISTED AT ABOVE LEFT AND FOR APPROVAL OF PROPOSALS 2 AND 3.

PROPOSAL 2.                                      For      Against      Abstain

2.    Approval of amendment to the Company's
      2000 Stock Incentive Plan.                 |_|        |_|          |_|

PROPOSAL 3.

3.    Ratification of selection of KPMG LLP
      as auditors.                               |_|        |_|          |_|

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears hereon. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

------------------------------------     ---------------------------------------
                           |                                           |
                           |                                           |
------------------------------------     ---------------------------------------
Please SIGN HERE            Date         SIGNATURE (IF HELD JOINTLY)   Date

================================================================================

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                        COMTECH TELECOMMUNICATIONS CORP.

                                December 9, 2003

--------------------------------------------------------------------------------

================================================================================

                        COMTECH TELECOMMUNICATIONS CORP.

                 PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

      The undersigned hereby appoints Fred Kornberg and Robert G. Rouse, and each of them, full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Comtech Telecommunications Corp. (the "Company") to be held at the Marriott Hotel, 1350 Walt Whitman Road, Melville, New York 11747 on December 9, 2003, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card and in their discretion, upon such other matters as may come before the meeting.

      This proxy will be voted as specified and, unless otherwise specified in the spaces provided, this proxy will be voted FOR the election of directors and FOR the proposals referred to in items 2 and 3 hereon.

                         (To be Signed on Reverse Side.)

================================================================================